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                                                                    Exhibit 99.1

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CUSIP NO. G7368R104                   13 G                   PAGE 11 OF 11 PAGES
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                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned with respect to the common shares, $0.10 par value per share, of RAM Holdings Ltd.

January 18, 2007                        High Ridge Capital Partners Limited
                                        Partnership


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager of General Partner


January 18, 2007                        HRC General Partner Limited Partnership


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager of General Partner


January 18, 2007                        High Ridge Capital LLC


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager


January 18, 2007                        James L. Zech

                                        /s/ James L. Zech
                                        ----------------------------------------
                                        James L. Zech


January 18, 2007                        Steven J. Tynan

                                        /s/ Steven J. Tynan
                                        ----------------------------------------
                                        Steven J. Tynan